361 Domestic Long/Short Equity Fund

Class/Ticker

Investor Class (ADMQX)

Class I (ADMZX)

Class Y (ADMWX)

361 Global Long/Short Equity Fund

Class/Ticker

Investor Class (AGAQX)

Class I (AGAZX)

Class Y (AGAWX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 17, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2020, as supplemented; and the Summary Prospectuses,

each dated March 3, 2020, as supplemented.

Notice of Management Changes

361 Capital, LLC (“361 Capital”) has served as investment advisor to the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (each a “Fund” and together, the “Funds”) since the commencement of each Fund’s operations. On or about April 1, 2021, Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”) will acquire the assets of 361 Capital (the “Transaction”). 361 Capital has indicated its intent to terminate its investment advisory agreement with the Trust, on behalf of the Funds, subject to shareholder approval of the new investment advisory agreement between the Trust and Hamilton Lane (the “New Advisory Agreement”) and the closing of the Transaction. After the closing of the Transaction, 361 Capital intends to remain in business as a separate investment advisor for a limited period, but will no longer be involved in the management of either Fund. The termination of the current investment advisory agreement would also result in the termination of the current investment sub-advisory agreement between 361 Capital and Wells Capital Management, Inc. (“WellsCap”).

At a meeting held on January 22, 2021, the Board of Trustees of the Trust (the “Board”) considered and approved the following: (i) the New Advisory Agreement between the Trust, on behalf of each Fund, and Hamilton Lane, pursuant to which Hamilton Lane would become the investment advisor for each Fund, subject to the oversight of the Board; and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) between Hamilton Lane and WellsCap, pursuant to which WellsCap would continue to serve as the investment sub-advisor to each Fund, subject to the oversight of Hamilton Lane.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment advisor. In addition, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team and will continue to be responsible for the day-to-day management of each Fund’s portfolio.

Under the New Advisory Agreement, Hamilton Lane will receive the same compensation that 361 Capital is entitled to receive from each Fund under the current advisory agreement. Under the New Sub-Advisory Agreement, WellsCap will receive the same compensation it currently receives with respect to each Fund under the current sub-advisory agreement. The Board has also approved a new contractual operating expenses limitation agreement between the Trust, on behalf of each Fund, and Hamilton Lane, which will maintain each Fund’s current contractual expense limitation for a period of two years from the closing of the Transaction.

In addition, the Trust intends to request a type of exemption from the Securities and Exchange Commission, commonly referred to as “manager of managers” exemptive relief, which would allow Hamilton Lane and the Board of Trustees to replace sub-advisors of a Fund without the cost and time associated with a shareholder meeting. The Board believes that this will help ensure that a Fund is getting the best possible service and support from sub-advisors without the significant delay and expense associated with making a change that would normally require a shareholder vote. Shareholders are being asked to approve the use of a “manager of managers” arrangement with respect to their Fund.

Notice of Shareholder Meeting

The Board approved the submission of these proposals to each Fund’s shareholders for approval with respect to their Fund(s). A special meeting of Fund shareholders will be held on March 17, 2021 to consider and vote on the proposals. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and each proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Funds’ Proxy Statement, Prospectus and Statement of Additional Information, as well as the Funds’ Annual Report, by calling 1-888-736-1227, by writing to the 361 Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.361funds.com. The Funds’ Proxy Statement is also available at the Securities and Exchange Commission website at www.sec.gov.

Please file this Supplement with your records.